                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K


                                   Current Report
                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

                                 January 17, 1997
                                  Date of Report
                         (Date of earliest event reported)

                          Commission File Number 0-12699


                                 ACTIVISION, INC.
               (Exact name of registrant as specified in its charter)



                          	Delaware	0-12699	94-2606438
           (State or other jurisdiction of	(Commission	(I.R.S. Employer
            Identification No.)	incorporation or organization)	File Number)


               11601 Wilshire Blvd., Los Angeles, CA        	90025
	              (Address of principal executive offices)	   (Zip Code)


                                  (310) 473-9200
                (Registrant's telephone number, including area code)


                                  Not Applicable
            (Former name or former address, if changed since last report)

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
Item 4.	Changes in Registrant's Certifying Accountant

(a)  Previous Independent Accountants

    (i) Activision, Inc. (the "Company") replaced Coopers and Lybrand, LLP ("Coopers and Lybrand") as its principal accountants, effective January 17, 1997. The action was approved by the Company's Board of Directors.

   (ii) Coopers and Lybrand's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  (iii) During the two most recent fiscal years ended and all interim periods through January 17, 1997, (i) there were no disagreements with Coopers and Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers and Lybrand, would have caused Coopers and Lybrand to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as described in Item 304 of Regulation S-K.

   (iv) The Company provided Coopers and Lybrand with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that Coopers and Lybrand furnish it with the letter described in
         Item 304 (a) (3) of Regulation S-K. A copy of the letter from Coopers and Lybrand to the Securities and Exchange Commission described in Item 304 (a) (3) of Regulation S-K is filed as
         Exhibit 16 hereto.

(b)  New Independent Accountants

    (i) The Company engaged KPMG Peat Marwick LLP ("Peat Marwick") as the Company's principal accountants to audit the Company's financial statements, effective January 17, 1997. The action was recommended by the Company's Audit Review Committee and was approved by the Company's Board of Directors. During its two most recent fiscal years and the subsequent interim period prior to engaging Peat Marwick, neither the Company nor anyone on its behalf has consulted with Peat Marwick regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Peat Marwick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(c )	Exhibits
      16 Letter from Coopers and Lybrand dated Janaury 17, 1997, pursuant to Item 304 (a) (3) of Regulation S-K.


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



SIGNATURES





Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       	ACTIVISION, INC.
                                			     (Registrant)


                                     			By:	/s/ BARRY J. PLAGA

	                                    			Barry J. Plaga
                                    				Vice President Finance and
                                    				Chief Accounting Officer


Date:  January 17,  1997
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
                                Exhibit Index



Exhibit No.				Description			                       	Sequential Page No.

     16		   			Letter from Coopers and Lybrand, LLP         		6
					          pursuant to Item 304 (a) (3) of	Regulation S-K



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

Coopers & Lybrand	Coopers & Lybrand L.L.P.
350 South Grand Avenue
Los Angeles, California
90071-3405
telephone (213) 356-6000
facsimile (213) 356-6363

                                                               Exhibit 16


January 17,  1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements by Activision, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-Km as part of the Company's Form 8-K report for the month of January 1997. We agree with the statements concering our Firm in such Form 8-K.


Very truly yours,

/s/ Coopers and Lybrand L.L.P.
Coopers & Lybrand L.L.P.



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